                                                                   EXHIBIT 10.44

--------------------------------------------------------------------------------


                        THIRD MASTER AMENDMENT AGREEMENT



                           dated as of April 11, 2003

                                      among

                      APEX TRAILER LEASING & RENTALS, L.P.,
                                    as Lessee

                          WABASH NATIONAL CORPORATION,
                                  as Guarantor

                         WABASH STATUTORY TRUST -- 2000,
                                    as Lessor



                         U.S. BANK NATIONAL ASSOCIATION



             (as successor to the corporate trust business of State
                   Street Bank and Trust Company), not in its
               individual capacity except as provided herein, but
                                solely as Trustee



                    THE INSTITUTIONS INDICATED IN SCHEDULE I,
                              as Tranche A Lenders

                           FLEET CAPITAL CORPORATION,
                               as Tranche B Lender

                           FLEET CAPITAL CORPORATION,
                              as Owner Participant

                           FLEET CAPITAL CORPORATION,
                               as Collateral Agent

                                       and

                           FLEET CAPITAL CORPORATION,
                             as Administrative Agent


--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                               PAGE
ARTICLE I             DEFINITIONS; CONSENT.......................................................................2

         SECTION 1.1           Use of Defined Terms..............................................................2

         SECTION 1.2           Consent...........................................................................2

ARTICLE II            AMENDMENTS.................................................................................2

         SECTION 2.1           Amendments to the Participation Agreement.........................................2

                  (a)      Amendment to Section 6.1(e)(vii)......................................................2

                  (b)      Amendment to Section 6.1(e)(viii).....................................................2

                  (c)      Amendment to Section 6.1..............................................................3

                  (d)      Amendment to Section 10.1.............................................................3

                  (e)      Amendment to Financial Covenants......................................................3

                  (f)      Amendment to Exhibit A................................................................3

         SECTION 2.2           Amendments to Appendix A to the Participation Agreement...........................4

         SECTION 2.3           Amendments to the Lease...........................................................4

                  (a)      Amendment to Section 17.1.............................................................4

ARTICLE III           CONDITIONS TO EFFECTIVENESS................................................................4

         SECTION 3.1           Conditions Precedent..............................................................4

                  (a)      Closing Proceedings...................................................................4

                  (b)      Amendments to Credit Agreement and Note Purchase Agreements...........................4

                  (c)      Fees, Costs and Expenses..............................................................4

                  (d)      Representations and Warranties........................................................5

                  (e)      Fees and Expenses.....................................................................5

ARTICLE IV            MISCELLANEOUS PROVISIONS...................................................................5

         SECTION 4.1           Waiver............................................................................5

         SECTION 4.2           Ratification of and References to the Operative Documents.........................5

         SECTION 4.3           Headings, Etc.....................................................................5

         SECTION 4.4           Counterparts......................................................................5

         SECTION 4.5           Governing Law; Entire Agreement...................................................5

         SECTION 4.6           Instructions to the Trustee.......................................................6

                                TABLE OF CONTENTS
                                   (continued)

SCHEDULE I                          Institutions Participating as Tranche A Lenders
SCHEDULE II                         Financial Covenants
SCHEDULE III                        Definitions
SCHEDULE IV                         Fee Schedule

EXHIBIT A                           Compliance Certificate

                        THIRD MASTER AMENDMENT AGREEMENT

         THIS THIRD MASTER AMENDMENT AGREEMENT (this "Amendment"), dated as of April 11, 2003, to the Amended and Restated Participation Agreement (the "Participation Agreement"), dated as of March 30, 2001, and the Amended and Restated Equipment Lease (the "Lease"), dated as of March 30, 2001, is entered into by and among APEX TRAILER LEASING & RENTALS, L.P., a Delaware limited partnership, as the Lessee (in such capacity, together with its permitted successors, the "Lessee"); WABASH NATIONAL CORPORATION, a Delaware corporation, as guarantor (the "Guarantor"); WABASH STATUTORY TRUST - 2000, a Connecticut statutory trust, as Lessor (together with its permitted successors and assigns, the "Lessor"); U.S. BANK NATIONAL ASSOCIATION (as successor to the corporate trust business of State Street Bank and Trust Company), not in its individual capacity, except as set forth herein, but solely as Trustee (the "Trustee" and in its individual capacity, the "Trust Company"); the Institutions indicated in
Schedule I as "Tranche A Lenders" (each, together with its permitted successors and assigns, a "Tranche A Lender," and together with the other Tranche A Lenders, the "Tranche A Lenders"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet Capital"), as the Tranche B Lender (in such capacity, together with its permitted successors and assigns, the "Tranche B Lender", and together with the Tranche A Lenders, the "Lenders"); FLEET CAPITAL, as the Owner Participant (in such capacity, together with its permitted successors and permitted assigns, the "Owner Participant", and together with the Lenders, the "Participants"); FLEET CAPITAL, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns, the "Administrative Agent"); and FLEET CAPITAL, as collateral agent for the Lenders (in such capacity, together with its permitted successors and assigns, the "Collateral Agent").

                              W I T N E S S E T H:

         WHEREAS, the Lessee, the Lessor, the Guarantor, the Trustee, the Lenders, the Owner Participant, the Administrative Agent, and the Collateral Agent have heretofore entered into a certain Participation Agreement dated March 30, 2001;

         WHEREAS, the Lessee, the Lessor, the Guarantor, the Trustee, the Lenders, the Owner Participant, the Administrative Agent, and the Collateral Agent have heretofore entered into a Master Amendment Agreement, dated as of April 11, 2002, to the Participation Agreement;

         WHEREAS, the Lessee, the Lessor, the Guarantor, the Trustee, the Lenders, the Owner Participant, the Administrative Agent, and the Collateral Agent have heretofore entered into a Second Master Amendment Agreement, dated as of December 13, 2002, to the Participation Agreement;

         WHEREAS, the Lessee and the Lessor have heretofore entered into a certain Lease dated as of March 30, 2001;

         WHEREAS, the Lessee, the Lessor, the Guarantor, the Trustee, the Lenders, the Owner Participant, the Administrative Agent, and the Collateral Agent now desire to amend the Participation Agreement;

         WHEREAS, the Lessee and the Lessor now desire to amend the Lease;

         NOW, THEREFORE, the parties hereto agree as follows:


                                    ARTICLE I
                              DEFINITIONS; CONSENT


         SECTION 1.1 Use of Defined Terms. Capitalized terms used but not otherwise defined in this Amendment have the respective meanings specified in Appendix A to the Participation Agreement; and the rules of interpretation set forth in Appendix A to the Participation Agreement shall apply to this Amendment.


         SECTION 1.2 Consent. Subject to the conditions precedent set forth in
Article III below, the Participants, the Collateral Agent and the Administrative Agent grant their consent to certain transactions as follows:

         (a) In connection with the amendments specified in Article II below, the Guarantor has informed the Participants, the Collateral Agent and the Administrative Agent of its intention to amend the Note Purchase Agreements and the Credit Agreement, in each case in a manner similar to the amendments hereunder. At the Guarantor's request, the Participants, the Collateral Agent and the Administrative Agent consent to such amendments.


                                   ARTICLE II
                                   AMENDMENTS


         SECTION 2.1 Amendments to the Participation Agreement.

         (a) Amendment to Section 6.1(e)(vii). Section 6.1(e)(vii) of the Participation Agreement is hereby amended and restated to read as follows:

                  (vii) as soon as available, and in any event within (30) days after the last day of each calendar month, (x) a copy of all information relating to the Equipment subject to the Lease; (y) a copy of one or more spreadsheets of the Lessee, including the Lessee's master equipment spreadsheet (the "Equipment Spreadsheets") indicating, among other things, net book value, appraisal value (where available), rental status, location and the status, sale or other disposition relating to all trailers owned, leased or otherwise controlled by the Lessee for such month and (z) a statement setting forth the account receivables aging for the previous month of the Lessee.

         (b) Amendment to 6.1(e)(viii). Section 6.1(e)(viii) is hereby amended and restated to read as follows:

                  (viii) in the course of each calendar month, all information concerning the business or financial condition of the Guarantor as is provided to (and at the same time as is provided) to the Bank Group, the Receivables Group, and the Master Equipment Lease parties or any of the Noteholders, including without limitation, and by no later than fifteen (15) days after the end of each monthly accounting period of the Guarantor, the following (prepared in such format and detail as is required by the Administrative Agent): (1) a statement of projected cash sources and uses of the Guarantor and its Subsidiaries for the 13 calendar weeks following such end and a report (to the extent requested by the Administrative Agent from time to time) containing management's discussion and analysis of such projections and (2) a statement of cash sources and uses for the immediately preceding monthly accounting period of the Guarantor and for such historical period as is reasonably required by the Administrative Agent, in comparative form against the figures and for the corresponding date and period in the projected cash flow statements required under the foregoing subsection (1); the foregoing statements required under subsections (1) and (2) being duly certified by the chief financial officer or treasurer of the Guarantor.

         (c) Amendment to Section 6.1. Section 6.1 is amended to add new subsections (n) and (o) which shall read as follows:

                  (n) Deliver Refinancing Commitment Letter. The Lessee and the Guarantor shall deliver, by no later than January 31, 2004, a commitment letter or letters (in form and substance satisfactory to the Participants) to refinance the Obligations.

                  (o) Deliver Business Plan. The Guarantor shall deliver, by no later than June 30, 2003, a business plan with respect to the Lessee detailing the Guarantor's operational plans and financial projections for the Lessee for the immediately following 24 months in a form satisfactory to the Participants.

         (d) Amendment to Section 10.1. Section 10.1 is amended to add a new subsections (c) and (d) which shall read as follows:

                  (c) The Guarantor acknowledges that it is required to pay certain closing fees (excluding in any event reimbursement for out of pocket costs and expenses) to the Participants, the Collateral Agent and the Administrative Agent in connection with, and as required by, the this Amendment and comparable amendments to the Note Purchase Agreements and the Credit Agreement (the "Third Amendment Closing Fees"), including the following: (i) closing date fees, payable to the Noteholders, the Receivables Group, the Lenders and the Participants on the date and in the manner set forth below, calculated based on outstandings as of the Third Amendment Effective Date as set forth on Schedule IV hereto (the "Closing Date Fees"). The Closing Date Fees are payable as follows: (a) on the Third Amendment Effective Date, fees not to exceed $2,000,000 allocated on a pro rata basis among the Noteholders, the Receivables Group, the Lenders and the Participants and (b) any amount of the Closing Date Fees which exceed $2,000,000 may at the Guarantor's election be deferred (the "Deferred Fee Amount") and shall be paid to the Noteholders, the Receivables Group, the Lenders and the Participants pro rata and on an equivalent basis as to timing, and shall accrue at a rate per annum equal to the sum of (A) the rate of interest applicable to Base Rate Loan(s)/Equity Investments(s) plus (B) (i) 2.00% from the Third Amendment Effective Date until the date such Deferred Fee Amount has been reduced to $0 plus (ii) 1.00% from the date such Deferred Fee Amount has been reduced to $0 until January 15, 2004.

                  (d) The Guarantor agrees to pay an additional fee (the "Additional Fee"), as set forth below, for each and every calendar month in which the Lessee does not have: (i) a 65% minimum utilization for each of (a) all the trailers owned, leased or otherwise controlled by the Lessee, including the Equipment and (b) for all Units of Equipment (as reflected in the Equipment Spreadsheet for such month, the "Minimum Utilization Requirement") and (ii) a two hundred dollar ($200.00) minimum average revenue for each of (a) all the trailers owned, leased or otherwise controlled by the Lessee, including the Equipment and (b) for all Units of

Equipment (as reflected in the Equipment Spreadsheet for such month, the "Minimum Average Revenue Requirement"). The Additional Fee is an amount, which is payable in the aggregate on January 15, 2004, and which shall be calculated as follows: with respect to each calendar month in which the Minimum Average Utilization Requirement or the Minimum Average Revenue Requirement are not met by the Lessee (as reflected in the applicable Equipment Spreadsheet) at a rate of 0.20% of the Participant Balance outstanding on the last day of such calendar month. Each calculation of the Additional Fee will be determined without giving effect to, and shall not be additive of, the Additional Fee in any previous month.

                  (e) The Guarantor agrees to pay to the Participants on January 15, 2004, a Lease amendment fee (the "Lease Amendment Fee") in an amount equal to .25% of the Participant Balance outstanding on January 15, 2004.

         (e) Amendment to Financial Covenants. The financial covenants in the Participation Agreement are amended in their entirety and replaced with the financial covenants in Schedule II hereto.

         (f) Amendment to Exhibit A. Exhibit A, referred to in Section 6.1(e)(vi), is hereby replaced in its entirety with the Exhibit A (Compliance Certificate) attached hereto.


         SECTION 2.2 Amendments to Appendix A to the Participation Agreement.

                  Appendix A to the Participation Agreement is amended by adding or amending the definitions of "Additional Fee", "Applicable Margin", "Closing Date Fees", "Consolidated EBITDA", "Consolidated Equity", "Deferred Fee Amount", "Eligible Asset Disposition Charges", "Eligible Asset Impairment Charges", "Eligible Miscellaneous Non-Cash Charges", "Eligible Restructuring Charges", "Equipment Spreadsheets", "Lease Amendment Fee", "Minimum Average Revenue Requirement", "Minimum Utilization Requirement", "Note Purchase Agreement", "Targeted Consolidated EBITDA Amount", "Third Amendment", "Third Amendment Closing Fees", "Third Amendment Effective Date" and "Unadjusted Consolidated EBITDA" as described in Schedule III hereto.


         SECTION 2.3 Amendments to the Lease.

         (a) Amendment to Section 17.1(b). Section 17.1(b) is hereby replaced in its entirety to read as follows:

                  (b) For purposes of this Section 17.1, "Early Termination Payment" means an amount equal to (i) for each Unit or Units of Equipment, as the case may be, computed as of the Early Termination Date, the greater of net book value of each such Unit or Units and the sale proceeds from the sale of each such Unit or Units, plus (ii) all Basic Rent then due and owing with respect to each such Unit or all Units of Equipment, as the case may be, plus
(iii) all other Rent due for each such Unit or all Units of Equipment, as the case may be, on the Early Termination Date, plus (iv) all accrued and unpaid Rent owing for periods prior to the Early Termination Date, plus (v) any Break Costs associated with such early termination.

                                   ARTICLE III
                           CONDITIONS TO EFFECTIVENESS


         SECTION 3.1 Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

         (a) Closing Proceedings. All proceedings taken in connection with this Amendment and all documents and instruments to be delivered thereon or relating thereto shall be reasonably satisfactory to each of the Participants and its counsel, and each of the Participants and its counsel shall have received copies of such documents as each of the Participants or its counsel may reasonably request in connection therewith, all in form and substance reasonably satisfactory to each of the Participants and its counsel.

         (b) Amendments to Credit Agreement and Note Purchase Agreements. The amendments to the Credit Agreement and Note Purchase Agreements, providing for covenants of the Guarantor no more restrictive than the covenants set forth herein and entered into by the Guarantor, the Bank Group and the Noteholders, shall have been duly executed and delivered by the parties thereto and such amendments shall be in full force and effect and no default shall exist in the performance by any party of any of its obligations under such agreements.

         (c) Fees, Costs and Expenses. The Lessee shall have paid to the Participants all fees, costs and expenses due under the Operative Documents, including, but not limited to, the Closing Date Fees payable to the Participants in an aggregate amount equal to 0.375% of aggregate Participant Balance calculated in accordance with Section 2.1(d) above.

         (d) Representations and Warranties. The Lessee and the Guarantor hereby represent and warrant that (i) this Amendment and the Participation Agreement as amended hereby constitute legal, valid and binding obligations of each of the Lessee and the Guarantor and are enforceable against each of the Lessor and the Guarantor in accordance with their terms; and (ii) the representations and warranties of the Lessee and the Guarantor set forth in the Operative Documents (or in certificates delivered pursuant thereto) executed by any thereof shall be true and correct in all respects as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all respects on and as of such earlier date.

         (e) Fees and Expenses. The Lessee shall have paid all the reasonable fees, costs and expenses incurred by Mayer, Brown, Rowe & Maw, as counsel to the Participants, the Collateral Agent and the Administrative Agent hereunder, in connection with the execution and delivery of this Amendment.


                                   ARTICLE IV
                            MISCELLANEOUS PROVISIONS

         SECTION 4.1 Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Participants, the Collateral Agent or the Administrative Agent, nor constitute a waiver of any provision of the Participation Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

         SECTION 4.2 Ratification of and References to the Operative Documents. This Amendment shall be deemed to be an amendment to the Participation Agreement and as such agreement is amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to any such Operative Document in any other document, instrument, agreement or writing shall hereafter be deemed to refer to such Operative Document as amended hereby.


         SECTION 4.3 Headings, Etc. The Table of Contents and headings of the various Articles, Sections and clauses of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.


         SECTION 4.4 Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.


         SECTION 4.5 Governing Law; Entire Agreement. THIS AMENDMENT AND EACH OTHER OPERATIVE DOCUMENT EXECUTED IN CONNECTION HEREWITH SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. This Amendment and the other Operative Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.


         SECTION 4.6 Instructions to the Trustee. The undersigned Participants, Collateral Agent and Administrative Agent hereby authorize and direct the Trustee to enter into, execute and deliver this Amendment and perform all of the obligations of the Trustee and Lessor hereunder.

         IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

                             APEX TRAILER LEASING & RENTALS, L.P.,
                                      as Lessee

                             By:      Wabash National Corporation,
                                      General Partner




                                      By:_______________________________________
                                               Name:
                                               Title:

                             WABASH NATIONAL CORPORATION,
                                      as Guarantor




                             By:________________________________________________
                                Name:
                                Title:


                             WABASH STATUTORY TRUST -- 2000

                             By: U.S. BANK NATIONAL ASSOCIATION (as successor to the corporate trust business of State Street Bank and Trust Company), not in its individual capacity but solely in its capacity as Trustee



                             By:________________________________________________
                                Name:
                                Title:

                             U.S. BANK NATIONAL ASSOCIATION (as successor to the corporate trust business of State Street Bank and Trust Company), not in its individual capacity, except as provided herein, but solely as Trustee




                             By:________________________________________________
                                Name:
                                Title:

                             U.S. BANK, NATIONAL ASSOCIATION
                             (formerly known as FIRSTAR BANK, N.A.)
                                        as Tranche A Lender




                             By:________________________________________________
                                Name:
                                Title:

                             GENERAL ELECTRIC CAPITAL
                             CORPORATION,
                                      as Tranche A Lender




                             By:________________________________________________
                                      Name:
                                      Title:

                             NATIONAL CITY BANK OF INDIANA,
                                  as Tranche A Lender




                             By:________________________________________________
                                  Name:
                                  Title:



                             FLEET CAPITAL CORPORATION,
                                  as Tranche B Lender




                             By:________________________________________________
                                  Name:
                                  Title:

                             FLEET CAPITAL CORPORATION,
                                  as Owner Participant




                             By:________________________________________________
                                  Name:
                                  Title:

                             FLEET CAPITAL CORPORATION,
                                  as Administrative Agent




                             By:________________________________________________
                                  Name:
                                  Title:

                             FLEET CAPITAL CORPORATION,
                                  as Collateral Agent




                             By:________________________________________________
                                  Name:
                                  Title:

                                                                      SCHEDULE I
                                             TO THIRD MASTER AMENDMENT AGREEMENT


                 INSTITUTIONS PARTICIPATING AS TRANCHE A LENDERS


TRANCHE A LENDERS:

U.S. Bank, National Association
(formerly known as Firstar Bank, N.A.)
7th & Washington, 7th Floor
St. Louis, MO  63101
Attention:        Alan R. Milster
                  Vice President
Phone:            (314) 418-2468
Fax:              (314) 418-2135
Email:            alan.r.milster@usbank.com


National City Bank of Indiana
One National City Center
Suite 200E
Indianapolis, IN  46255
Attention:        Lex Curry
Phone:            (317) 267-3668
Fax:              (317) 267-8899
Email:            lex.curry@national-city.com


General Electrical Capital-Capital Funding Inc.
301 Merritt 7
Suite 23
Norwalk, CT 06851
Attention:        Howard Norowitz
Phone:            (203) 229-1821
Fax:              (203) 229-1922
Email:            howard.norowitz@ge.com

Attention:        Ben Faustini
Phone:            (203) 229-1836
Fax:              (203) 229-1922
Email:            sebastian.faustini@ge.com

                                                                     SCHEDULE II
                                             TO THIRD MASTER AMENDMENT AGREEMENT


                               FINANCIAL COVENANTS

For purposes of this Schedule II to the Third Master Amendment Agreement, capitalized terms used herein and not otherwise defined shall have (a) the meanings set forth in Schedule III, or (b) to the extent such term is not defined in such Schedule III, the meanings set forth in Appendix A to the Participation Agreement.

Financial Covenants. The Lessee or the Guarantor, as the case may be, shall comply with the following:

         1. Minimum Consolidated Equity. The Guarantor shall, as of the last day of each of the fiscal quarters specified below, maintain Consolidated Equity at an amount not less than the applicable "Minimum Consolidated Equity" specified below:

Fiscal Quarter Ending                    Minimum Consolidated
---------------------                    --------------------
                                                Equity
                                                ------
March 31, 2003                               $40,000,000
June 30, 2003                                $35,000,000
September 30, 2003                           $30,000,000
December 31, 2003                            $25,000,000

         2. Maximum Leverage Valuation Ratio. The Guarantor shall not permit, as of the last day of each of the fiscal quarters specified below, the Leverage Valuation Ratio to exceed the applicable "Maximum Leverage Valuation Ratio" specified below:

Fiscal Quarter Ending                Maximum Leverage Valuation
---------------------                --------------------------
                                                Ratio
                                                -----
March 31, 2003                               0.95 to 1
June 30, 2003                                0.95 to 1
September 30, 2003                           0.95 to 1
December 31, 2003                            0.95 to 1

         3. Minimum Consolidated EBITDA. The Guarantor shall, as of the last day of the calendar months specified below, maintain Consolidated EBITDA at an amount not less than the applicable "Minimum Cumulative Consolidated EBITDA" specified below for the period commencing on January 1, 2003 and ending on such last day:

Month Ending                        Minimum Rolling 12 Month
------------                        ------------------------
                                      Consolidated EBITDA
                                      -------------------
March 31, 2003                            $0
June 30, 2003                             $5,000,000
September 30, 2003                        $15,000,000
December 31, 2003                         $20,000,000

         4. Maximum Capital Expenditures. The Guarantor will not, and will not permit any Subsidiary to, expend for Capital Expenditures during any fiscal year of the Guarantor or its Subsidiaries, in excess of $4,000,000 in the aggregate for the Guarantor and its Subsidiaries.

         5. Maximum Finance Contracts. The Lessee and the Guarantor will not, and will not permit any of their respective Subsidiaries to, enter into any new Finance Contract if and to the extent that the sum of such Finance Contract (a) when added to the aggregate amount of all Finance Contracts entered into by the Lessee or the Guarantor or such Subsidiaries during the twelve
                  (12) month period that commences on the Amendment Closing Date exceeds $5,000,000 or (b) when added to the aggregate amount of all Finance Contracts entered into by the Lessee or the Guarantor or such Subsidiaries during the twelve (12) month period that commences on the first (1st) anniversary of the Amendment Closing Date exceeds $5,000,000.

                                                                    SCHEDULE III
                                             TO THIRD MASTER AMENDMENT AGREEMENT


                                   DEFINITIONS

         "Additional Fee" is defined in Section 10.1(d).

         "Applicable Margin" shall mean the sum of (x) the per annum rates constituting the Applicable Margin, as set forth in the chart below plus (y) the "Additional Fee" described in Section 10.1(d):*

APPLICABLE MARGIN WITH         APPLICABLE MARGIN WITH RESPECT TO      APPLICABLE MARGIN WITH
RESPECT TO TRANCHE A AND       EURODOLLAR EQUITY INVESTMENTS          RESPECT TO BASE RATE
TRANCHE B EURODOLLAR LOANS                                            LOAN(S)/EQUITY INVESTMENT(s)
--------------------------------------------------------------------------------------------------
         4.30%                              5.25%                                 2.00%
--------------------------------------------------------------------------------------------------

         "Closing Date Fees" are defined in Section 10.1(c).

         "Consolidated EBITDA" means, for any period, on a consolidated basis for the Guarantor and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus
(ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus
(iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating income, plus (vi) Eligible Asset Disposition Charges to the extent deducted in computing Consolidated Operating Income, plus
(vii) Eligible Asset Impairment Charges to the extent deducted in computing Consolidated Operating Income, plus (viii) Eligible Miscellaneous Non-Cash Charges to the extent deducted in computing Consolidated Operating Income, plus
(ix) Eligible Restructuring Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Guarantor and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Guarantor and its Subsidiaries to the extent included in computing Consolidated Operating Income.

         "Consolidated Equity" means as of the date of any determination thereof for any relevant period, the total stockholders' equity of the Guarantor and its Subsidiaries on a consolidated basis, as determined in accordance with Agreement Accounting Principles, plus the sum of the amounts for such period, without duplication, of (i) foreign currency translation and transaction gains and losses, plus (ii) all charges against income for foreign taxes and U.S. income taxes,

                                     III-i
plus (iii) Eligible Asset Disposition Charges, plus (iv) Eligible Asset Impairment Charges, plus (v) Eligible Non-Cash Miscellaneous Charges, plus (vi) Eligible Restructuring Charges.

         "Deferred Fee Amount" is defined in Section 10.1(c).

         "Eligible Asset Disposition Charges" means charges, calculated in accordance with Agreement Accounting Principles, incurred by the Guarantor in its fiscal year ending on December 31, 2003 but only to the extent (i) such charges relate solely and directly to the sales of assets and properties.

         "Eligible Asset Impairment Charges" means up to $35,000,000 attributable to, without duplication, any charges incurred by the Guarantor in its fiscal year ending on December 31, 2003 but only to the extent such charges relate solely and directly to the impairment of long-lived assets, goodwill and other intangible assets, all in accordance with Agreement Accounting Principles.

         "Eligible Miscellaneous Non-Cash Charges" means non-cash charges (including but not limited to non-cash losses on finance contracts, severance and other loss contingencies), calculated in accordance with Agreement Accounting Principles and, to the extent deducted in computing Consolidated Operating Income, incurred by the Guarantor in its fiscal year ending on December 31, 2003 but only to the extent the aggregate amount of Eligible Miscellaneous Non-Cash Charges do not exceed $10,000,000.

         "Eligible Restructuring Charges" means any charges incurred by the Guarantor in its fiscal year ending on December 31, 2003 but only to the extent such charges (i) are incurred in accordance with Agreement Accounting Principles and (ii) relate solely and directly to the restructuring, waiving or amending of the instruments and documents evidencing any of the Secured Obligations and other lines of credit, leases or other extensions of credit, including any amounts paid to any lenders, advisor fees and other related costs.

         "Equipment Spreadsheets" is defined in Section 6.1(e)(vii).

         "Lease Amendment Fee" is defined in Section 10.1(e).

         "Minimum Average Revenue Requirement" is defined in Section 10.1(d).

         "Minimum Utilization Requirement" is defined in Section 10.1(d).

         "Note Purchase Agreement" or "Note Purchase Agreements" means any of those certain Note Purchase Agreements dated as of December 1, 1996, January 31, 1996 or September 29, 2000 among the Guarantor and the Noteholders thereunder as subsequently amended or restated.

         "Targeted Consolidated EBITDA Amount" means, for each relevant month, the cumulative Consolidated EBITDA amount (measured from and after January 1, 2003) furnished on March 6, 2003 to the Lenders as part of the Guarantor's 2003 budget minus that portion of such cumulative Consolidated EBITDA amount which is attributable to the sale of any assets or any Subsidiary to the extent permitted herein or otherwise approved by the Required Lenders.


                                     III-ii

         "Third Amendment" means that certain Third Amendment dated as of April 11, 2003 among the Lessee, the Guarantor, the Lessor, the Trustee, the Lenders, the Owner Participant, the Administrative Agent and the Collateral Agent.

         "Third Amendment Closing Fees" are defined in Section 10.1(c).

         "Third Amendment Effective Date" means April 11, 2003.

         "Unadjusted Consolidated EBITDA" means, for any period, on a consolidated basis for the Guarantor and its consolidated Subsidiaries, the sum of the amounts for such period, without duplication, of (i) Consolidated Operating Income, plus (ii) charges against income for foreign taxes and U.S. income taxes to the extent deducted in computing Consolidated Operating Income, plus (iii) Interest Expense to the extent deducted in computing Consolidated Operating Income, plus (iv) depreciation expense to the extent deducted in computing Consolidated Operating Income, plus (v) amortization expense, including, without limitation, amortization of goodwill and other intangible assets to the extent deducted in computing Consolidated Operating Income, plus
(vi) Eligible Asset disposition Charges to the extent deducted in computing Consolidated Operating Income, minus (a) the total interest income of the Guarantor and its Subsidiaries to the extent included in computing Consolidated Operating Income minus (b) the total tax benefit reported by the Guarantor and its Subsidiaries to the extent included in computing Consolidated Operating Income.


                                    III-iii

                                                                     SCHEDULE IV
                                             TO THIRD MASTER AMENDMENT AGREEMENT

         CLOSING DATE FEES*
         -----------------
         (Payable in part on the Third Amendment Effective Date and in part on a deferred basis)

PARTY TO RECEIVE FEE         FEE RATE         THIRD AMENDMENT EFFECTIVE DATE
--------------------         --------         ------------------------------
                                              AGGREGATE OUTSTANDINGS
                                              ----------------------
Lenders                      .625%            $_____________
Noteholders                  .625%            $_____________
Receivables Group            .375%            $_____________
Participants                 .375%            $_____________


         Fees are calculated for each Person by multiplying the applicable Fee Rate by the amount of outstandings, as set forth above opposite such Person's name.


                                     III-i

                                                                       EXHIBIT A
                                             TO THIRD MASTER AMENDMENT AGREEMENT

                    FORM OF AUTHORIZED OFFICER'S CERTIFICATE
                                  OF COMPLIANCE


To: The Participants, Lessor, Collateral Agent and Administrative Agent to the Third Master Amendment Agreement Described Below

                  This Compliance Certificate is furnished pursuant to that certain Third Master Amendment Agreement dated as of April 11, 2003 (as amended, modified, renewed or extended from time to time, the "Agreement") among APEX TRAILER LEASING & RENTALS, L.P., a Delaware limited partnership, as the Lessee (in such capacity, together with its permitted successors, the "Lessee"); WABASH NATIONAL CORPORATION, a Delaware corporation, as guarantor (the "Guarantor"); WABASH STATUTORY TRUST - 2000, a Connecticut statutory trust, as Lessor (together with its permitted successors and assigns, the "Lessor"); U.S. BANK NATIONAL ASSOCIATION (as successor to the corporate trust business of State Street Bank and Trust Company), not in its individual capacity, except as set forth therein, but solely as Trustee (the "Trustee" and in its individual capacity, the "Trust Company"); the Institutions indicated in Schedule I thereto as "Tranche A Lenders" (each, together with its permitted successors and assigns, a "Tranche A Lender," and together with the other Tranche A Lenders, the "Tranche A Lenders"), FLEET CAPITAL CORPORATION, a Rhode Island corporation ("Fleet Capital"), as the Tranche B Lender (in such capacity, together with its permitted successors and assigns, the "Tranche B Lender", and together with the Tranche A Lenders, the "Lenders"); FLEET CAPITAL, as the Owner Participant (in such capacity, together with its permitted successors and permitted assigns, the "Owner Participant", and together with the Lenders, the "Participants"); FLEET CAPITAL, as administrative agent for the Lenders (in such capacity, together with its permitted successors and assigns, the "Administrative Agent"); and FLEET CAPITAL, as collateral agent for the Lenders (in such capacity, together with its permitted successors and assigns, the "Collateral Agent"). Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

                  1. I am the duly elected _________________ of the [Lessee] [Guarantor] and the [Chief Financial Officer] [Treasurer];

                  2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the [Lessee] [Guarantor] and its Subsidiaries during the accounting period covered by the attached financial statements;

                  3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes a Lease Event of Default or Unmatured Lease Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

                  4. Schedule I and Schedule II attached hereto set forth financial data and computations evidencing the [Lessee] [Guarantor]'s compliance with certain covenants of the Agreement during the accounting period covered by the attached financial statements, all of which data and computations are true, complete and correct.

                  Described below are the exceptions, if any, to paragraph 3, listing, in detail, the nature of the condition or event, the period during which it has existed and the action which the [Lessee] [Guarantor] has taken, is taking, or proposes to take with respect to each such condition or event:

-----------------------------------------------------------------

-----------------------------------------------------------------

                  The foregoing certifications, together with the computations set forth in Schedule I and Schedule II hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of __________, ____.


                                        --------------------------------
                                            [Insert Name of Officer]

                                            SCHEDULE I TO COMPLIANCE CERTIFICATE

[Wabash National Corporation] [Apex Trailer Leasing & Rentals, L.P.] Quarterly Compliance Certificate Worksheet

                             COMPLIANCE CERTIFICATE
          QUARTERLY SCHEDULE OF COMPLIANCE AS OF _______________, 2003
                             (DOLLARS IN THOUSANDS)

A.       MAXIMUM LEVERAGE VALUATION RATIO

         1.       Actual Amount:
                  a.       Term Debt (Notes & Bank Debt)
                  b.       Revolver (Super Revolver)
                                                                                        -----------
                  c.       Total Debt (a+b)                                             $        -
                  d.       Cash and Cash Equivalents
                  e.       Net Inventory
                  f.       Net Prepaid and Other Expenses
                  g.       Net PP&E
                                                                                        -----------
                  h.       Total Assets (d+e+f+g)                                       $        -
                  i.       Leveraged Ratio (c/h)                                                  x

         2.       Minimum Required Amount                                                         x

B.       MAXIMUM CAPITAL EXPENDITURES

         1.       Actual Amount:
                  a.       Capital Expenditures (Year-to-Date)                          $        -

         2.       Maximum Annual Allowed Amount                                         $     4,000

C.       MAXIMUM FINANCE CONTRACTS

         1.       Actual Amount:
                  a.       Finance Contracts (Year-To-Date)                             $        -

         2.       Maximum Annual Allowed Amount                                         $     5,000

D.       MINIMUM CONSOLIDATED CUMULATIVE (SINCE 1/1/2003) EBITDA

         1.       Actual Amount:

                  a.       Consolidated Operating Income                                           $    -
                  b.       Foreign and Domestic Taxes Deducted in Operating Income                 $    -
                  c.       Interest Expense Deducted in Operating Income                           $    -
                  d.       Eligible Asset Disposition Charges                                      $    -
                  e.       Eligible Asset Impairment Charges                                       $    -
                  f.       Eligible Miscellaneous Non-Cash Charges                                 $    -
                  g.       Eligible Restructuring Charges                                          $    -

                  h.       Depreciation Expense Deducted in Operating Income                       $    -
                  i.       Amortization Expense Deducted in Operating Income                       $    -
                  j.       Interest Income Included in Operating Income                            $    -
                  k.       Total Tax Benefit Included in Operating Income                          $    -
                  l.       Consolidated EBITDA (a+b+c+d+e+f-g-h)                                   $    -

         2.       Minimum Required Amount                                               $     -

E.       MINIMUM CONSOLIDATED EQUITY

         1.       Actual Amount:

                  a.       Consolidated Equity                                          $     -
                  b.       Minimum Required Amount                                      $     -

A.       MAXIMUM OTHER UNSECURED INDEBTEDNESS

         1.       Actual Amount                                                     $_____________

         2.       Maximum Permitted Amount:                                         $3,000,000

B.       SALES OF ASSETS

         1.       Actual Amount:

                  a.       Total amount of sales of assets in current fiscal
                           year to date (See Schedule II for detail)                $_____________

         2.       Maximum Permitted Amount:                                         $5,000,000

C.       INVESTMENTS

         For each new Investment pursuant to Section 6.3(D)(vii) of the Credit
         Agreement during the most recent fiscal quarter covered by this Certificate, complete the following:

         1.       Date and brief description of nature of new Investment:

                  -------------------------------------------------------

                  -------------------------------------------------------

         2.       Actual Amount:

                  a.       Amount of new Investment                                 $_____________

                  b.       Amount of existing Investments                           +_____________

                  c.       Total Investments                                        =$____________

         3.       Maximum Permitted Amount:                                         $5,000,000

D.       LEASES

         1.       Actual Amount of Leases:                                          $__________

         2.       Maximum Permitted Amount:                                         $5,000,000

                                           SCHEDULE II TO COMPLIANCE CERTIFICATE

                  Schedule of Compliance as of __________, ____

                             (Dollars in Thousands)

A.       Sales of Assets

         [List separate sales and amounts]                        $_____________
                                                                  ______________
                                                                  ______________
                                                                  ______________
                                                                  ______________

                                                     Total        $_____________